Exhibit 10.28

FOURTH AMENDMENT TO AGREEMENT RS-486/82 BY AND BETWEEN COPESUL – COMPANHIA PETROQUÍMICA DO SUL AND POLIOLEFINAS S/A

COPESUL – COMPANHIA PETROQUÍMICA DO SUL, headquartered at BR-386 Rodovia Tabaí/Canoas Km. 419 Pólo Petroquímico do Sul, Triunfo/RS CEP 95853-000, enrolled in the Ministry of Finance National Roll of Corporate Taxpayers under # 88.948.492/0001-92, herein represented pursuant to its Bylaws by its Directors Rogério Affonso de Oliveira and Regis Lemos de Abreu, hereinafter referred to as COPESUL; and

POLIOLEFINAS S/A, headquartered at Rua Alexandre Dumas n° 2016, Chácara Santo Antonio, in the City of São Paulo, State of São Paulo, enrolled in the Ministry of Finance National Roll of Corporate Taxpayers under # 62.336.946/0001-80, and its Plant located at BR-386 Rodovia Tabaí/Canoas Km. 419 Lote 27 Pólo Petroquímico do Sul, Triunfo/RS, enrolled in the Ministry of Finance National Roll of Corporate Taxpayers under # 62.336.946/0007-76, herein duly represented by its Director Luiz Eduardo Ematne and Attorney-in-Fact Edson Barros Maia, hereinafter referred to as BUYER,

DO HEREBY decide to execute this Amendment to the Agreement for the Sale and Purchase of Raw Material dated December 8th, 1982, aiming at amending the maximum and minimum quantities of raw material supply.

CLAUSE ONE – PURPOSE

1.1 -	This Amendment aims at amending the Agreement RS-486/82 as to the limits of supply and purchase of ethene that COPESUL undertakes to supply and BUYER undertakes to purchase, as of June 14th, 1995.

CLAUSE TWO – QUANTITIES TO BE SUPPLIED

2.1 -	Exhibit A to Agreement RS-486/82 is hereby replaced by items A.1, A.2 and A.3 as follows:

A.1)	The agreed supplies of ethene and/or propene (polymer degree) are defined by the limits set forth below:

	CONSUMPTION IN TONS
PRODUCTS	YEARLY		MONTHLY		OUTFLOW PER HOUR
	Minimum	Maximum	Average	Maximum	Average	Maximum
ETHENE	112,200	187,000	15,583	16,769	21.35	23.00
PROPENE	—	2,550	—	235	—	—

Calculation basis to make up the monthly average is the maximum consumption per year divided by the number of months of the year; as for the average outflow per hour, it is the maximum consumption per year divided by 365 and by 24 hours.

A.2)	COPESUL has no obligation to supply any quantity of ethene and/or propene (polymer degree) over the maximum consumption per year, the average consumption per month and the average outflow per hour, as provided by item A.1 hereof. The average outflow per hour and the average consumption per month may be exceeded by BUYER only when COPESUL accede to the quantities pointed out in the monthly schedule of BUYER.

A.2.1)	The instrument to render the settlement operational is the monthly schedule of BUYER, pursuant to item 3.3 of the agreement, where the days in which the maximum outflow per hour will be requisite and the corresponding quantities must be entered.

A.3)	The ethene and propene (polymer degree) supplied and consumed quantities must be as constant as possible. Since the supply and consumption outflows depend on the operational conditions of COPESUL and BUYER plants, both Parties shall use their best efforts to arrange their operations aiming at rendering the supply outflows uniform.

CLAUSE THREE – MISCELLANEOUS

3.1 -	Any and all clauses and conditions of the Agreement herein amended not expressly rectified hereunder shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties cause this document to be duly signed in two (02) copies with two (02) pages each, of identical form and substance and for a single effect, in the presence of the undersigned witnesses, for all legal purposes.

Triunfo, June 14th, 1995.

COPESUL – COMPANHIA PETROQUÍMICA DO SUL

[signature]	[signature]

ROGÉRIO AFFONSO DE OLIVEIRA Director	REGIS LEMOS DE ABREU Director

POLIOLEFINAS S/A

[signature]	[signature]

LUIZ EDUARDO EMATNE Director	EDSON BARROS MAIA Attorney-at-Fact

WITNESS

[signature]	[signature]

Name: Bruno Albuquerque Piovesan Taxpayer Card # 228.982.800-97	Name: Claudio Fernandez Reinert Taxpayer Card # 262.722.100-00